FEBRUARY 27, 2025 BUSINESS UPDATE Exhibit 99.1

1Edison International | February 2025 Business Update Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related and debris flow-related costs (including amounts paid for self-insured retention and co-insurance), and costs incurred to mitigate the risk of utility equipment causing future wildfires; • the cybersecurity of Edison International's and SCE's critical information technology systems for grid control and business, employee and customer data, and the physical security of Edison International's and SCE's critical assets and personnel; • risks associated with the operation and maintenance of electrical facilities, including worker, contractor, and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of affordability on SCE’s ability to obtain regulatory approval of, or cost recovery for, operations and maintenance expenses, proposed capital investment projects, and increased costs due to supply chain constraints, tariffs, inflation and rising interest rates; • ability of SCE to update its grid infrastructure to maintain system integrity and reliability, and meet electrification needs; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan and capital investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator's (“CAISO”) transmission plans, and governmental approvals; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“); • risk that California Assembly Bill 1054 (“AB 1054“) does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under AB 1054, including its interpretation of the prudency standard clarified by AB 1054; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, approval of regulatory proceeding settlements, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • governmental, statutory, regulatory, or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market adopted by the North American Electric Reliability Corporation, CAISO, Western Electricity Coordinating Council, and similar regulatory bodies in adjoining regions, and changes in the United States' and California's environmental priorities that lessen the importance placed on greenhouse gas reduction and other climate related priorities; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change), such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events and other natural disasters (such as earthquakes), which could cause, among other things, worker and public safety issues, property damage, outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

2Edison International | February 2025 Business Update Clean Energy Transition LeadershipWildfire Mitigation Financial Information AppendixIntroduction Edison International leads the transformation of the electric power industry One of the nation’s largest electric-only utilities, with over 5 million customer accounts in 50,000 square-mile service area EIX’s principal subsidiary, with $38–43 billion 2023–2028 electric infrastructure investment opportunity Growth driven by investment in strengthening and modernizing the grid and advancing California’s aggressive climate goals Wires-focused rate base, with limited power generation ownership (<20% of power delivered from owned generation) Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions Clients include 52 of the world’s largest companies Focused on opportunities in clean energy, advancing electrification, building a modernized and more reliable grid, and enabling customers’ technology choices 1. Includes secondary distribution lines

Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

Thesis: Wires-focused utility with rate base growth aligned with state's aggressive clean energy goals

Constructive California and Federal regulatory structures	Decoupling of sales; Forward-looking ratemaking; Premium California ROE; Wildfire prudency standard
Aggressive climate goals met with clean, efficient, economywide electrification	California GHG reduction; Helping customers make clean energy choices
Significant investment required to ensure the grid is reliable, resilient, and ready for widespread electrification	Address wildfire risk and climate adaptation needs; Infrastructure replacement; Electrification infrastructure
Investment in electric-led clean energy future results in strong rate base and dividend growth	6–8% 2023–2028 rate base CAGR; Target dividend payout of 45–55% of SCE core earnings

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Introduction Wildfire Mitigation Clean Energy Transition Leadership Financial Information Appendix

California's regulatory mechanisms provide revenue certainty

Revenue Decoupling means earnings aren't affected by changes in electricity sales	Long-standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals Changes in sales only affect timing of cash collection
Balancing Accounts allow SCE to collect and refund differences to authorized revenue	SCE has several balancing accounts, including for variances in sales volume, such as those related to weather
Forecast Ratemaking reduces regulatory lag	Four-year GRC cycle with forward-looking test year and attrition year increases CPUC has historically authorized mechanism that gives SCE opportunity to offset some inflationary price increases based on utility-specific indices Cost of capital proceedings on three-year cycle separate from GRC with mechanism to reasonably adjust cost of capital if market conditions change significantly during cycles

Edison International | February 2025 Business Update Energy for What's Ahead® 4

SCE WILDFIRE MITIGATION: APPROACH, PROGRESS, AND RESULTS

Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

Useful Links and Resources[1]

Southern California Wildfires Document Library
(including ESIRs and Section 315 letters)

Wildfire Mitigation

- SCE Wildfire Safety Webpage
- Wildfire Mitigation Plan & Related Documents
- Vegetation Management

AB 1054-Related

- AB 1054 (2019)
- SB 599 (2022)
- SCE Safety Certification
- Wildfire Insurance Fund

Situational Awareness

- Weather Stations
- Wildfire Cameras
- PSPS Information
- PSPS Decision Making
- Role of Weather in PSPS

Other

- Edison for the Record
- Map of SCE's Service Area
- Stories and Videos on SCE's Wildfire Mitigation Efforts and PSPS
- Energized by Edison Wildfire Mitigation Newsletter

1. This page contains links to third-party websites, provided for the convenience of investors. Direct links to documents and information issued by third parties are provided on this page should not be construed as an endorsement or adoption of or an agreement with such content by Edison International or SCE. Third-party content is the responsibility of the third-party, and Edison International and SCE disclaim all liability for any statements made in such third-party content

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

SCE is seeing proof points and results from its substantial wildfire mitigation efforts

6,400+ MILES
OF COVERED CONDUCTOR[1]



2 MILLION+
TRIMS AND REMOVALS IN HFRA[1]



1 MILLION+
HFRA INSPECTIONS[1]



1,780+
WEATHER STATIONS[1]

~200
HD CAMERAS[1]



- **No ignitions** due to failure of covered conductor
- **~90% visual coverage** of SCE's High Fire Risk Area

1. Since 2018 and as of December 31, 2024

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

California has a comprehensive wildfire risk reduction profile, benefiting customers and investors

Legislation

AB 1054 passed in July 2019

Codified prudent manager standard

Created $21 billion wildfire insurance fund

Regulation

Wildfire Mitigation Plan

Safety Certification

Substantial approved funding for wildfire mitigation

Suppression

CAL FIRE Budget: Doubled since 2017-18

CAL FIRE Staffing: >80% increase since 2017-18

CAL FIRE's fleet is the largest civil aerial firefighting fleet in the world

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

AB 1054[1] provides a strong regulatory construct for determining wildfire liability and cost recovery

Established safety certification process and additional safety oversight	Under AB 1054, SCE can obtain an annual safety certification following submission of required safety information, including an approved wildfire mitigation plan Safety certifications valid for 12 months and remain valid until Office of Energy Infrastructure Safety acts on SCE's request for a new safety certification
Codified prudency standard and assumes utility prudency unless serious doubt created	Provided a utility is "safety certified," establishes a prudency standard that assumes utility is prudent, unless intervenors create serious doubt Prudency based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility's control (e.g., humidity, temperature, winds) Standard survives even if Wildfire Insurance Fund is depleted
Established ~$21 billion Wildfire Insurance Fund to enhance liquidity	Reimburses utility for eligible claims payments above $1 billion required insurance coverage[2] Currently ~$12.9 billion of assets, invested ~2/3 Treasury/Agency and ~1/3 corporate securities (Avg. credit rating of AA with average duration of 3.7 years)[3]. Fund can securitize future contributions if necessary to capitalize the fund
Caps utility liability if found imprudent (SCE 2024 cap: ~$3.9 Bn[5])	If found prudent, no requirement to reimburse fund for claims covered by fund If found imprudent or partially imprudent, shareholders reimburse fund up to cap Reimbursement capped if utility has valid safety certification.[4] The cap covers trailing three-year period and limits reimbursement to 20% of electric T&D equity rate base at time of disallowance[5]

1. California Assembly Bill 1054, executed by the governor of California on July 12, 2019
2. Or amount required by fund administrator, whichever is higher
3. Source: California Earthquake Authority Financial Report presented at the February 13, 2025 California Catastrophe Response Council meeting
4. And has not been found to have acted with conscious or willful disregard of the rights and safety of others
5. Excluding general plant and intangibles. SCE will calculate the Liability Cap for 2025 after a final decision in the 2025 GRC

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

Wildfire Insurance Fund provides liquidity for claims payments and ceiling on liability to reimburse fund

AB 1054 Wildfire Insurance Fund Mechanics[1]

IOUs contribute $10.5 billion

PG&E: $4.8Bn initial + $193MM annually through 2028
SCE: $2.4Bn initial + $95MM annually through 2028
SDG&E: $0.3Bn initial + $13MM annually through 2028

Customers contribute non-bypassable charge

Customers contribute $0.9Bn annually through 2035. May be directly contributed to Fund or used to support issuance of bonds by California DWR

Wildfire Insurance Fund

- Covers claims payments resulting from wildfires ignited on or after July 12, 2019, either (a) caused by PG&E, SCE, or SDG&E, as determined by the governmental agency responsible for determining causation, or (b) asserted to have been caused by PG&E, SCE, or SDG&E, and results in a court-approved dismissal resulting from settlement of third-party damage claims, in excess of annual utility insurance ($1 billion)[2]
- Claim-paying capacity of ~$21 billion. Fund can securitize future contributions if necessary to capitalize the fund
- Fund reimbursed if imprudent (see below right), but does not have a separate replenishment mechanism

Fund payment of "eligible claims"[2]

- Pay out claims to claimants subject to fund administrator approval
- Subrogation claims settled at ≤40% approved unless exceptional facts and circumstances; higher amounts may be approved by fund administrator

CPUC prudency determination (serious doubt standard if utility holds safety cert.)

If found imprudent, IOU reimburses Wildfire Fund up to 3-year rolling cap

- Liability cap of 20% of T&D Equity Rate Base (~$3.9Bn for SCE for 2024)[3] unless found to have acted with conscious or willful disregard of the rights and safety of others
- Liability cap lapses when fund exhausted

If found prudent, IOU does not reimburse Wildfire Fund

1. This summary is based on Edison International's interpretation of Assembly Bill 1054 (2019) and clarifications made in Senate Bill 599 (2022)
2. "Eligible claims": claims for third-party damages from covered wildfires less annual utility retention (larger of $1.0 billion or required insurance layer per fund administrator)
3. Excluding general plant and intangibles. SCE will calculate the Liability Cap for 2025 after a final decision in the 2025 GRC

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

Wildfire Fund Illustrated: Eligible claims paid by Fund and potential reimbursement is capped

Example of Wildfire Insurance Fund operations, reimbursement, and IOU liability from a hypothetical wildfire resulting in $10 billion of paid claims

$ in Billions; Example based on SCE's 2024 Liability Cap



$10 billion
cost of paid claims[2]
(Wildfire Fund reimburses utility for claims paid above IOU insurance of $1 billion)
SCE cost recovery application and CPUC review[1]
(Serious doubt standard if SCE holds safety certification)
If authorized 100% recovery[1]
Partial recovery can be authorized[1]
If authorized 0% recovery[1]
SCE does not reimburse Fund for eligible claims above annual aggregate insurance of $1 billion
1.0
9.0
$10.0
SCE's Insurance
Utility Shareholders
Wildfire Insurance Fund
1.0
3.9
5.1
$10.0
Liability cap for subsequent events over 3-year period reduced by amount reimbursed

1. Costs in application may be allocated for cost recovery in full or in part considering factors within and beyond utility's control, including humidity, temperature, and winds
2. Claims typically settle at a percentage of the asserted damages

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

California has continued to increase investments in wildfire suppression and prevention

CAL FIRE's budget has doubled since 2017-18

CAL FIRE Enacted Budget by Budget Year, $ in Billions[1]


$2.0
$2.5
$2.9
$2.5
$2.6
$3.7
$4.1
$4.2
$4.3
2017-18
2018-19
2019-20
2020-21
2021-22
2022-23
2023-24
2024-25
2025-26*

CAL FIRE's staffing has increased by >80% since 2017-18

Thousands of CAL FIRE Budget Year Positions[1]


6.9
7.2
7.7
8.1
8.8
11.3
12.0
12.5
13.3
2017-18
2018-19
2019-20
2020-21
2021-22
2022-23
2023-24
2024-25
2025-26*

60+ aircraft make CAL FIRE's fleet the largest civil aerial firefighting fleet in the world[2]

State has committed $2.6 billion over 7 years[3] for Wildfire & Forest Resilience Strategy

Increased use of new technology including drones, AI-powered tools to spot fires, and advanced mapping[4]

1. As initially enacted. Does not include subsequent Emergency Fund funding. *: 2025-26 is based on the Governor's proposed budget released on January 10, 2025
2. https://www.fire.ca.gov/what-we-do/fire-protection/aviation-program
3. Budgeted across departments and budget years Portions of the funding for the Wildfire & Forest Resilience Strategy are captured within CAL FIRE's overall budget and the action in this reference
4. https://www.gov.ca.gov/2025/01/13/california-forest-management-hotter-drier-climate/

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Covered conductor is a very valuable tool to expeditiously and cost-effectively reduce wildfire risk specific to SCE

Lower Cost to Implement

Cost per Mile[1]
$ in Millions


~4.5+
~2.9
~75–85% lower
~0.7
Under-ground
Covered Conductor

Faster Execution Speed

Avg. Implementation Time
In Months

	Covered Conductor	Under-ground
Initiate	~2–3	~2–3
Plan	~6–9	~9–15
Schedule[2]	~6–9	~9–15
Execute	~2–3	~5–15
Total	**16–24+**	**25–48+**

Targeted Undergrounding Pursued Based on Risk Profile

- Communities of Elevated Fire Concern[3]
- High burn frequency
- Limited egress
- Wind speeds exceeding covered conductor PSPS thresholds
- Exceptionally high potential consequence (>10,000 acres)
- Operational feasibility

1. Based on data provided in SCE's 2025 GRC
2. The Schedule phase includes verifying permits, obtaining easements, scoping and bundling work, and scheduling construction
3. Communities of Elevated Fire Concern defined as smaller geographic areas where terrain, construction, and other factors could lead to smaller, fast-moving fires threatening populated locations under benign (normal) weather conditions

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

SCE has completed 88% of planned distribution line hardening in high fire risk area (HFRA)

By end of 2025, expect to be approaching 90% of total distribution lines in high fire risk area hardened[1]

Status of Currently Planned Grid Hardening in HFRA[1]

Distribution circuit miles, As of December 31, 2024



Remaining Planned[2,3]
(~1,830 miles)
Underground
(~7,400 miles)
Completed
88%
of plan
Completed Hardening
(~13,800 miles)
Covered Conductor
(6,400+ miles)

1. Refers to circuit miles of distribution infrastructure in SCE's high fire risk areas (HFRA)
2. Includes covered conductor and undergrounding
3. Subject to regulatory approval

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CLEAN ENERGY TRANSITION LEADERSHIP

Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

Reaching California's 2045 GHG goals requires a near-complete transformation of energy use economy wide

Decarbonize Electricity

100%
RETAIL SALES



100% of grid sales with carbon-free electricity

~90 GW of add'l utility-scale clean generation

~25 GW of add'l utility-scale energy storage

>15 GW each of add'l behind-the-meter solar and storage

Electrify Transportation

90%
OF VEHICLES



90% of light-duty vehicles need to be electric

90% of medium-duty vehicles need to be electric

54% of heavy-duty vehicles need to be electric

Electrify Buildings

95%
OF BUILDINGS



Zero emission appliance regulations expected to drive >95% building electrification

98% and 90% of commercial water and space heating to be electrified by 2045, respectively

Use Low-Carbon Fuels

48%
NON-ELECTRIC ENERGY



20% and 13% of pipeline natural gas volume to be hydrogen and RNG, respectively

37% of heavy-duty vehicles to be hydrogen fuel cell vehicles

20% of buses to be hydrogen fuel cell vehicles

Sink Remaining Carbon

75
MMT CARBON SINK



25 MMT from carbon capture and storage (point source)

25 MMT from natural and working lands

25 MMT from other (e.g., direct air capture)

Edison is partnering with state government and other stakeholders to advance policies that rapidly cut GHG emissions in a feasible way

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

EIX is directly contributing to California's clean energy transition by taking steps to reach net zero

Our Net-Zero Action Plan

Reducing Scope 1, 2, and 3 Emissions

1. **Deliver Carbon-Free Power to SCE's Customers:** Increase clean power procurement and decrease natural gas generation use, in line with commitment to deliver 100% carbon-free power by 2045
2. **Reduce Operational Emissions:** Engaging vendors to reduce supply chain emissions, phasing out older technology, and continuing to electrify vehicle fleet
3. **Neutralize remaining emissions:** Mostly from natural gas generation supporting reliability and affordability

Reaching net-zero GHG Emissions by 2045

GHG Emissions Reductions by 2045 (MMT CO2e)


10.3
(7.2)
(1.1)
(2.0)
2020 Emissions
Power Delivery-related
Operational
Neutralized
Net Zero by 2045

Source: EIX's Reaching Net Zero analysis. See EIX's Reaching Net Zero paper for additional information on the analysis and its methodology

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Load growth of 80% by 2045 requires a significant acceleration in grid expansion

At least half of incremental grid investment fits squarely within IOU jurisdictions

Incremental CAISO-wide grid investment


~$125 billion
(2023$)
Transmission for Out-of-State Imports
ISO Interconnections
Subtransmission
Distribution
CAISO Grid Investment
2033–2045

Infrastructure to interconnect and integrate resources

May be mix of investment by utilities, generators, and other market participants

Utility infrastructure additions and upgrades

Predominantly investments by utilities in their service areas

New transmission and distribution grid projects need to be added at up to **4x and 10x historical rates**, respectively

SCE expects **distribution system to be 25% larger** by 2045

- Equivalent of 85 new distribution substations
- Upgrades to 345 of 900 existing substations
- 1,400 new distribution circuits (30% more than today)

+20,000 circuit miles of 500 kV transmission CAISO-wide to interconnect new resources

Source: SCE's Countdown to 2045 analysis. See Countdown to 2045 Appendices for additional information on the analysis and its methodology. Growth estimates are relative to 2022

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Adoption of electrified technologies results in significant savings for average SCE customer household

Total annual energy expenses for the average SCE customer household decreases by ~40% by 2045

Annual residential household energy expenses (2023$)[1]


$6,680
Home Solar
Electricity Bill
Home Gas Bill
Gasoline
$3,880
2023
2045

Share of wallet[2] *>7%* (2023) *<3%* (2045)

By 2045, electricity demand is projected to rise by over 80% from 2022, primarily due to electrification

Households will benefit from these savings well before 2045, with the average SCE household expected to see more than 10% savings by the early 2030s

Household savings driven by reduced fossil fuel expenses more than offsetting increase in electricity expense

Improvements in equipment efficiency, energy efficiency, and demand response programs reduce consumption

1. Reflects annual energy expenses using SCE data. Vehicles and appliance costs are not included. Assumes the average SCE customer in 2045 would have electric vehicle, solar, and electric water and space heating
2. Reflects the proportion of household income spent on energy. For 2045, projected median household income based on historical growth rates, then normalized to 2023$

Source: SCE's Countdown to 2045 analysis

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20Edison International | February 2025 Business Update Financial Information AppendixIntroduction Clean Energy Transition LeadershipWildfire Mitigation 0% 2% 4% 6% 8% 10% 12% 14% Mississippi Alabama West Virginia Montana South Dakota Arkansas Kentucky South Carolina Oklahoma Wyoming Maine Louisiana Missouri Texas Tennessee Nevada New Mexico North Carolina Delaware Connecticut Arizona Indiana Vermont Michigan New Hampshire Wisconsin Georgia North Dakota Ohio Idaho Nebraska Florida Iowa Kansas Pennsylvania Rhode Island Virginia Oregon Colorado Illinois Minnesota Massachusetts SCE Maryland Utah Washington New York New Jersey Total energy share of wallet in SCE’s service area below median and can decrease with higher levels of electrification 2023 Est. Avg. Residential Customer Share of Wallet (% of Income)1 Electricity Nat. Gas GasolineFor customers of large utilities in: Electricity and energy share of wallet in SCE’s service area compare favorably to those in other states 1. EIX analysis and assumptions based on representative utilities in each state, median household income data from U.S. Census Bureau, electricity expenditure data from EIA, natural gas expenditure data from AGA and EIA, gasoline price data from EIA, and gasoline consumption calculated from vehicles per household from the US Census, vehicle-miles traveled per vehicle from FHWA Highway Statistics Series, and gas mileage from Bureau of Transportation Statistics

Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

SCE has lowest system average rate among California IOUs and remains focused on affordability for customers


Major California IOU System Average Rates[1,2]
Cents per kWh
35.0
+33% vs. SCE
34.0
+29% vs. SCE
26.4
PG&E
SDG&E
SOUTHERN CALIFORNIA EDISON

- Expect **inflation-level system average rate growth of ~2.6%** 2024–2028, including GRC and legacy wildfire recovery[3]
- **Rising load growth** driven by electrification and other factors **further supports affordability**
- **Strong track record and continued focus** on operational excellence to reduce costs

1. All rates include California Climate Credit
2. Sources: SCE Advice 5449-E effective January 1, 2025, PG&E Advice 7469-E effective January 1, 2025, SDG&E Advice 4588-E effective February 1, 2025
3. Forecast and CAGR as of July 2024, based on beginning system average rate of 26.7¢/kWh, and incorporates 2025 GRC approval and legacy wildfire recovery at full request levels, forecast of purchased power costs, and approval of filed applications. Forecast subject to change. Actual rates will vary based on actual authorized rates, changes in market prices, variability in sales, collections, timing of regulatory decisions, and other factors

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Composition of an Average SCE Residential Bill

4% Public Purpose Programs
Mandated state programs, including incentives for energy efficiency and protection for low-income customers

11% Taxes
Federal, state, county, and city taxes and uncollectibles

43% Power Supply
Cost of energy sources, including natural gas, hydro, solar, and wind



6% Transmission
Investment in operations and maintenance for high-voltage transmission lines

26% Distribution
Grid maintenance and new equipment, including poles, wires, and substations

10% Wildfire
Covered conductor, vegetation clearing, enhanced inspections, weather stations, HD cameras, and insurance

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Customer demand is accelerating — 10-year load growth forecast has increased significantly over last two years

Demand trends materializing sooner than expected…

Customers requesting new load growth projects

Expect new policy-driven EV and building electrification load

Current forecast likely conservative as emerging loads materialize over longer-term

…Now expect 35% higher 10-year load growth

SCE Projected Load Growth, Total New Gigawatts


+35%
+4.2 GW
+5.6 GW
Non-EV Load
EV Load
2022 Distribution System Plan
2024 Distribution System Plan

Load growth trends underscore sustained need for distribution grid investment, reinforcing our wires-focused strategy

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Edison International has one of the strongest electrification profiles in the industry

Transportation Electrification

Largest U.S. IOU EV charging programs with over $800 million of approved funding plus over $1 billion of incentives

Substantial state budget commitments to accelerate zero-emission vehicles

25% of new cars sold in California in 2024 were zero emission vehicles[1]

Current trajectory of **14 million EVs in CA** (5.2 million in SCE's area) by 2035

Represents **~24.6 million MWh** in SCE's service area by 2035 and **~50 million MWh by 2045**

Building Electrification

State plans for ~$525 million in budgets over next 5 years for equitable building decarbonization; **IRA[2] brings in excess of $22B** in tax credits and rebates nationwide

SCE considering further steps to help state **close current deployment gap**

Target to have **27 million residential heat pumps in California** by 2045

Represents **~4.3 million MWh of incremental load** in SCE's area by 2035 **~7.9 million MWh by 2045**

Energy Storage

SCE has **installed or procured ~8.8 GW** of storage capacity; **~3.7 GW currently online**

SCE commissioned **~310 MW** and commissioning additional **~225 MW of utility-owned storage** to support reliability

Project **30+ GW of utility-scale storage needed** California-wide by 2045

Growing energy storage capacity supports reliability as **economy increasingly relies on electricity**

1. Source: EPRI analysis of Experian data
2. Inflation Reduction Act of 2022

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SCE leads the largest utility transportation electrification initiatives and programs in the U.S.

Edison's long-standing suite of transportation electrification programs enables California's leadership of EV adoption

Approved Electric Utility Transportation Electrification Portfolios >$300 Million
$ in Millions


EIX
$872
Utility A
$806
Utility B
$457
Utility C
$414
Utility D
$394
Utility E
$313
Utility F
$309

By 2030, SCE will administer over $1 billion of EV purchase incentives and other equity-focused programs funded via California's LCFS program[1]

By end of 2027, SCE's programs expected to have:

- Added ~22,000 light-duty vehicle chargers
- Directly contributed to electrification of >500,000 vehicles with ~25% in disadvantaged communities

EIX/SCE received the prestigious Edison Electric Institute (EEI) Edison Award for SCE's innovative suite of TE programs

1. Low Carbon Fuel Standard. The LCFS program at the California Air Resources Board (CARB) funds SCE's vehicle rebate programs through the sale of LCFS credits to market participants and not through customer rates. These amounts are distinct from funding approved for SCE's transportation electrification programs
Sources: EEI Electric Transportation Biannual State Regulatory Update (January 2025), SCE

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26Edison International | February 2025 Business Update Financial Information AppendixIntroduction Clean Energy Transition LeadershipWildfire Mitigation SCE’s future load growth is highly levered to EV adoption, a critical component of reaching state GHG goals 1. Includes both light duty and non-light duty EV load 2. Source: EPRI analysis of Experian data 25% of new cars sold in California in 2024 were zero emission vehicles2; state has >100,000 public chargers SCE’s Charge Ready programs are expected to stimulate growth in EV adoption and the build out of charging infrastructure SCE’s programs include a focus on serving multi-family dwellings and disadvantaged communities State budget funding of ~$9 billion to accelerate zero-emission vehicles represents significant progress in helping spur adoption - 10,000 20,000 30,000 40,000 50,000 60,000 2024 2045 Electric vehicles in SCE’s service area made up ~2,900 GWh of load in 2024 and could grow to 50,000+ GWh by 2045 Electric load from electric vehicles in SCE’s service area, GWh1 ~17x increase

FINANCIAL INFORMATION

28Edison International | February 2025 Business Update Financial Information AppendixIntroduction Clean Energy Transition LeadershipWildfire Mitigation 5.2 5.4 6.7 7.2 7.2 7.0 0.2 0.3 0.8 0.9 1.0 0.7 $5.4 $5.7 $7.5 $8.1 $8.2 $7.7 2023 2024 2025 2026 2027 2028 Capital deployment expected to increase in 2025–20281 Range Case2 (Recorded) (Recorded) $6.6 $6.8 $6.8 $6.4 GRC underpins ~$38–43 billion 2023–2028 capex forecast; substantial additional investment opportunities offer upside CPUC FERC Capital Expenditures, $ in Billions Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP (~$1bn; est. filing 1H25) 2. Advanced Metering Infrastructure (est. filing 4Q25) 3. Other grid investments supporting restoration, reliability, resilience, and readiness 4. FERC transmission $3bn+ $2bn+ Forecast 1. Forecast for 2025 includes amounts requested in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations

29Edison International | February 2025 Business Update Financial Information AppendixIntroduction Clean Energy Transition LeadershipWildfire Mitigation Over 85% of SCE’s capital investments are in its distribution grid and essential to reliability, resiliency, and readiness objectives 30% 18% 15% 13% 11% 8% 3% 2% Infrastructure Replacement Wildfire Mitigation Load Growth & New Service Connections Inspections & Maintenance Other Distribution1 Transmission Generation Electrification >85% distribution grid SCE forecasts investing $38–43 billion from 2023 to 2028 to support SCE’s wildfire mitigation strategy and clean energy transformation in California Percentage of 2023–2028 capital plan 1. Includes utility-owned storage

30Edison International | February 2025 Business Update Financial Information AppendixIntroduction Clean Energy Transition LeadershipWildfire Mitigation 33.6 35.4 41.8 45.3 48.7 51.8 7.6 7.4 7.6 7.7 8.1 8.8 $41.2 $42.8 $49.4 $53.0 $56.8 $60.6 2023 2024 2025 2026 2027 2028 Projected ~6–8% rate base growth 2023–2028; substantial additional investment opportunities offer upside CPUC FERC ~8% CAGR 2023–2028 Rate Base1, $ in Billions Strong rate base growth driven by wildfire mitigation and important grid work to support California’s leading role in clean energy transition Range Case2 (Recorded) (Recorded) $48.1 $50.4 $52.8 $55.3 1. Weighted-average year basis 2. Range Case rate base reflects only changes in forecast capital expenditures Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP (~$1bn; est. filing 1H25) 2. Advanced Metering Infrastructure (est. filing 4Q25) 3. Other grid investments supporting restoration, reliability, resilience, and readiness 4. FERC transmission $3bn+ $2bn+

Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

2025 GRC record complete — now awaiting proposed decision

All steps by parties complete. Awaiting issuance of proposed decision

Event	Date
☑ Reply Briefs	August 5, 2024
☐ Proposed Decision (PD)	TBD
☐ Oral Arguments	TBD
☐ **Final Decision**	**≥30 days after PD**

Annual GRC Revenue Requirement Increases[1]

$ Millions

2025	2026	2027	2028
~$1,900	~$670	~$750	~$730

**Final decision will be retroactive to January 1, 2025*

Partial settlements[2] with intervenors covering 12 areas

- Represents ~19% of O&M and ~8% of capital request
- Would approve ~96% of requests in respective areas

✓ Wildfire Liability Customer-funded Self-insurance
✓ Billing Services, Credit and Payment Services
✓ Business Customer Services and Communications, Education, and Outreach
✓ Customer Experience Management
✓ Customer Programs Management
✓ Customer Contacts
✓ Environmental Services
✓ Employee Support
✓ Capital Forecast for Enterprise Technology and OU Capitalized Software (Technology Solutions)
✓ Training & Development
✓ Non-Wildfire Insurance
✓ Cybersecurity and Physical Security

1. Does not reflect updates to 2025 cost of capital
2. Refers to stipulated agreements entered into the GRC's procedural record and the CPUC-approved Joint Motion For Early Decision Extending The Wildfire Liability Customer-Funded Self-Insurance Program

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

Resolution of legacy wildfires entering final stages: TKM settlement approved, and Woolsey application filed

Both cost recovery applications for 2017/2018 Wildfire/Mudslide Events now filed

	TKM (A.23-08-013)	Woolsey (A.24-10-002)
Value	~$1.6 billion *(Settlement value)*[1]	~$5.4 billion *(Request)*
Next Steps	File application in March for financing order authorizing securitization	Awaiting scoping memo issuance SCE's proposed schedule calls for intervenor testimony to be filed in June 2025
Avg. Residential Customer Cost[2]	~$1.00/month	~$3.44/month
	(vs. average bill of ~$176)	
Remaining Ind. Plaintiffs	~70	~220

TKM: 2025 Modeling Considerations

CPUC final decision on settlement triggers accounting in the first quarter

- ~30¢ one-time core EPS impact (for interest incurred up to decision date)
- Begin deferring interest expense on $1.6 billion of debt (full-year run rate of 14¢)

Securitization follows CPUC approval of financing order

- SCE will file separate application in March
- Expect ~6 months for review and implementation
- Proceeds of ~$1.6 billion expected by year-end 2025

Use of proceeds

- Offsets normal-course debt issuances as SCE reallocates outstanding debt for rate base growth

1. Approved settlement authorizes recovery of 60% of WEMA costs (claims and associated financing and legal expenses) and 85% of CEMA costs
2. For WEMA costs only. Estimated cost assuming securitization. Average bill shown is for non-CARE residential customers

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

Cost recovery for 2017/2018 events benefits financial strength of the utility and reduces costs for customers

Modeling sensitivities:

For each $1 billion of cost recovery…

Debt paydown with proceeds of securitization	**$1 billion**
Higher FFO-to-Debt	**~40–50 bps**
Reduced interest expense	**~$35 million** ***(~9¢/share)***

Reduces overall costs to customers[1]

Total potential avoided excess financing costs[2] for SCE debt issued over next 10 years	*As high as* **$4.9 billion**

1. Bill impact of $0.63/month for each $1 billion of recovery, with no impact to low-income customers. This will be offset by avoided excess financing costs for all customers
2. Based on analysis in the Thomas Fire and Debris Flow Cost Recovery Application – Financial Policy Testimony (SCE-01, Volume 3)

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

Revised 2025 Core EPS guidance of $5.94–6.34 incorporates approved TKM settlement

Includes 44¢ (30¢ true-up + 14¢ interest reduction) from TKM settlement

2025 Core Earnings per Share Component Ranges

Component	Modeling Considerations
Rate Base EPS *(based on capex levels)* 6.60–6.80	• CPUC ROE of 10.33% and FERC ROE 10.30% • Reflects reduction in 2025 ROE from Cost of Capital Phase 2 decision
SCE Op. Variance 1.05–1.25	• AFUDC is the largest contributor: ~$0.40 • Includes ~30¢ one-time true-up for past TKM interest expense • Timing of regulatory decisions and other variances (including financing) from authorized
SCE Costs Excluded from Authorized (0.85)–(0.75)	• Primarily wildfire claims payment-related debt • Reflects reduced interest expense associated with TKM • Incorporates latest yields and spreads (sensitivity: ~0.5¢ per ±50bps change)
EIX Parent & Other (0.88)–(0.93)	• Incorporates latest yields and spreads (sensitivity: ~0.5¢ per ±50bps change)

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Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics

~$4.9 billion
memo account recovery 2021–2024[1]

~$1.6 billion
securitizations of AB 1054 capex completed

~$3.2 billion
remaining recoveries through 2026

Remaining GRC and Wildfire-related Application Recoveries

$ in Millions

Approved Applications

Application / Account	Balance @ Dec. 31, '24	Recovery Through	Remaining Rate Recovery by Year 2025	2026	2027
✓ 2022 CEMA	216	Sept. '25	216	–	–
✓ 2022 WM/VM—interim rate recovery	175	Feb. '26	150	25	–
✓ 2021 WM/VM	158	May '25	158	–	–
✓ GRC Tracks 2 & 3	122	Sept. '25	122	–	–
✓ CSRP Track 1	102	Dec. '25	102	–	–
✓ Various others	306	Varies	296	10	–
Total	**1,079**		**1,044**	**35**	**–**

Pending Applications[2] *(Subject to CPUC Authorization)*

Application	Request[2,3]	Expected Amort.[2]	Expected Rate Recovery by Year[3] 2025	2026	2027
WMCE	326	12 months	82	245	–
2022 WM/VM—non-interim rate recovery	174	12 months	102	73	–
Total Rate Recovery	**500**		**184**	**318**	**–**
TKM Securitization	1,627	n/a	1,627	–	–
Total Including Securitization	**2,127**		**1,810**	**318**	**–**

1. Includes ~$1.6 billion recovered through securitization of AB 1054 capital expenditures
2. Pending Applications reflects applications already submitted to the CPUC. Additional CEMA applications will be made for other events. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval
3. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest that would also be authorized upon commission approval. For TKM securitization, amount reflects costs recovered upfront. Recovery in customer rates of costs to service the bonds takes place over the tenor of the debt at a fixed recovery charge rate

Note: Numbers may not add due to rounding

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SCE has obtained approvals for $2.1 billion of capex in memo accounts since 2020, and has ~$900 million pending

Approvals and pending applications for incremental capital spending recorded in memo accounts

Only capital expenditure components of CPUC decisions shown below

Pending application — Wildfire Mitigation & Restoration — Non-GRC Program

2020
- **$407 million** for Wildfire Mitigation *(GS&RP)*

2021
- **$302 million** for Wildfire Mitigation *(GRC Track 2)*

2022
- **$436 million** for Customer Service Re-Platform

2023
- **$465 million** for Wildfire Mitigation & Restoration *(GRC Track 3)*
- **$58 million** for Customer Service Re-Platform

2024
- **$312 million** for Wildfire Restoration *(2022 CEMA)*
- **$76 million** for Wildfire Mitigation *(2021 CEMA and WM/VM)*

2025
- **$702 million** for Wildfire Mitigation & Restoration[1] *(WMCE)*
- **$136 million** for Wildfire Mitigation[1] *(2022 WM/VM)*
- **$55 million** for Wildfire Restoration *(TKM CEMA)*

2026
- **$84 million** for Wildfire Restoration[1] *(Woolsey CEMA)*

1. Subject to CPUC approval

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37Edison International | February 2025 Business Update Financial Information AppendixIntroduction Clean Energy Transition LeadershipWildfire Mitigation EIX and SCE are committed to investment grade credit ratings 1. Excludes amortization of securitized bonds related to SCE’s AB 1054 Excluded Capital Expenditures and short-term debt 2. Based on S&P’s methodology SCE EIX Moody’s Baa1 Stable Baa2 Stable S&P BBB Negative BBB Negative Fitch BBB Stable BBB Stable Targeting EIX long-term FFO-to-Debt ratio of 15–17%2 Manageable long-term debt maturities ~15% of total $34 billion debt portfolio at parent Credit strengths include: – Stable, regulated T&D operations – Extensive cost recovery mechanisms – Credit supportive measures under AB 1054 – Wildfire mitigation investments Investment grade ratings at SCE and EIX Long-term Issuer Rating and Outlook as of February 26, 2025 Long-term Debt Maturities1 $ in Millions, as of December 31, 2024 SCEEIX Parent 1,200 1,850 1,739 2,259 800 600 1,150 1,050 2,000 1,850 2,450 2,889 3,309 2025 2026 2027 2028 2029

38Edison International | February 2025 Business Update Financial Information AppendixIntroduction Clean Energy Transition LeadershipWildfire Mitigation EIX & SCE do not have variable-rate long-term debt exposure Approximately $13 billion of the total ~$34 billion long-term debt portfolio matures through 20291 SCE Wildfire Interest expense will be included in cost recovery applications SCE Operational Minimal exposure based on authorized cost of capital EIX Parent Parent long-term debt is ~15% of total ~$34 billion portfolio1 Outstanding Long-Term Debt Maturities (2025–2029)1 as of December 31, 2024, $ in Millions 900 - - 439 1,659 2025 2026 2027 2028 2029 1. Does not include commercial paper or amortization of secured recovery bonds issued by SCE Recovery Funding LLC. Total long-term debt portfolio value excludes secured recovery bonds issued by SCE Recovery Funding LLC. 300 1,850 1,850 1,300 600 2025 2026 2027 2028 2029 800 - 600 1,150 1,050 2025 2026 2027 2028 2029 4.2% 5.2% 5.4% 3.7% 4.8% 5.8% Wtd. Avg. RateFixed Rate 4.2% Variable Rate 6.2% 3.7%3.5% 4.7% 5.2%

39Edison International | February 2025 Business Update Financial Information AppendixIntroduction Clean Energy Transition LeadershipWildfire Mitigation EIX has a solid track record of delivering on Core EPS guidance over the last two decades 2024 2023 2022 2021 2020 In-line In-line In-line Exceeded In-line 2019 2017 2016 2015 2014 In-line Exceeded In-line Exceeded Exceeded 2013 2011 2010 2009 2008 Exceeded Exceeded In-line Exceeded In-line 2007 2006 2005 2004 Exceeded Exceeded Exceeded Exceeded EIX Actual Core EPS vs. Guidance Range History1    1. 2012 and 2018 not shown because Core EPS guidance was not given in those years due to GRC decision timing   + +  +++  + + + + + +

40Edison International | February 2025 Business Update Financial Information AppendixIntroduction Clean Energy Transition LeadershipWildfire Mitigation EIX has 21 consecutive years of dividend growth1 $0.80 $3.31 2004 2025 7% CAGR Dividends per Share 1. 2025 dividend annualized based on dividend declaration on December 12, 2024

Introduction Wildfire Mitigation Clean Energy Transition Leadership Financial Information Appendix

EIX expects 5–7% Core EPS growth for 2025–2028, with financing plan showing minimal equity needs

Achievable EPS growth for 2028

Core Earnings per Share Guidance[1]


$6.14
$5.84
(excluding one-time TKM settlement true-up)
5–7% CAGR
$6.74–7.14
(Includes 14¢ interest expense impact from TKM settlement)
2025 Midpoint
2028

2025–2028 EIX consolidated financing plan[2]

$ in Billions


Dividends[3] $6–7
Capital Plan $27–32
Incremental Debt[4] $8–11
Equity ~$0.4
Net cash provided by operating activities $25–28
Uses
Sources

1. For 2025, represents the midpoint of the original 2025 Core EPS guidance range for $5.50–5.90 plus run-rate interest expense reduction of 14¢ and one-time true up for past interest expense of 30¢
2. Financing plan is subject to change. Does not incorporate TKM settlement agreement or potential cost recovery in the Woolsey cost recovery proceeding, which could materially change the financing plan
3. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors
4. Incremental to refinancing of maturities. Values shown include both SCE and parent debt

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EIX's rate base and EPS growth aligned with enabling the state's clean energy goals

5–7% Core EPS CAGR[1] 2025–2028	Underpinned by strong rate base growth of ~6–8% $38–43 billion 2023–2028 capital program
~6% current dividend yield[2]	21 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings
Investments in safety and reliability of the grid	Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition
One of the strongest electrification profiles in the industry	Industry-leading programs for transportation electrification Expected 35% load growth by 2035 and 80% by 2045[3]

1. Compound annual growth rate (CAGR) based the midpoint of the original 2025 Core EPS guidance range of $5.50–5.90 plus run-rate interest expense reduction of 14¢
2. Based on EIX stock price on February 26, 2025
3. Relative to 2022

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APPENDIX

Introduction Wildfire Mitigation Clean Energy Transition Leadership Financial Information Appendix

Trio partners with the world's largest organizations to create meaningful climate impact — globally

TRIO™

Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions

Provide independent, expert advice and services	Provides strategy and implementation solutions across sustainability, renewables, conventional supply, energy optimization, and transportation electrification
Global reach. Local impact.	Clients include 52 of the world's largest companies[1] Serving clients in 30+ countries globally 13+ GW of offsite renewable procurement deals
Provide insights for clean energy efforts	Supports Edison International's clean energy, electrification, and sustainability strategy

1. Based on the Fortune 500 and Fortune Global 500 lists

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Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

SCE continues to fund wildfire claims payments with debt

Wildfire Claims Payment-Related Debt Issuances

$ in Millions except percentages, as of December 31, 2024[1]

Series	Principal	Due	Rate
2022C	300	6/1/25	4.200%
2020C	350	2/1/26	1.200%
2024C	600	3/1/26	5.350%
2023C	400	6/1/26	4.900%
2024G	500	9/6/26	4.400%
2024A	500	2/1/27	4.875%
2022D	600	6/1/27	4.700%
2022F	750	11/1/27	5.850%
2023A	750	3/1/28	5.300%
2023E	550	10/1/28	5.650%
2024D	600	6/1/29	5.150%
2024F	750	6/1/31	5.450%
2022E	350	6/1/52	5.450%
Total	**$7,000**		
Forecasted 2025 Interest (pre-tax)[1]:			***~$305***

1. Reflects reduction in unrecoverable interest expense associated with TKM settlement

Interest expense for 60% of TKM costs recoverable in rates. Debt associated with approved costs will be reallocated to support rate base in 2025

SCE has waiver from CPUC, allowing exclusion with respect to certain current and future charges to equity and associated debt for calculating SCE's regulatory equity ratio

- Waiver approved through August 2025 (with ability to seek additional extension via application) or until CPUC makes a final determination on cost recovery for 2017/2018 Wildfire/Mudslide Events
- TKM settlement authorized permanent exclusion for disallowed costs

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46Edison International | February 2025 Business Update AppendixIntroduction Financial InformationClean Energy Transition LeadershipWildfire Mitigation Key 2028 Earnings Sensitivities Variable Sensitivity 2028 EPS1(“Per year” amounts refer to 2025–2028) Capex & Rate Base Rate Base $100 million/year of capex ~5¢ AFUDC Annual capex of $200 million 1¢ Requested ~$400 million increase in depreciation in 2025 GRC If requested increase not authorized +15–35¢ (on range case) Rates & Financing CPUC ROE (Currently 10.33%) 10 bps 7¢2 FERC ROE (Currently 10.30%) 10 bps 1¢2 Wildfire Debt Rate (5.4% weighted average portfolio) 20 bps 2¢ EIX Parent Debt Rate (5.3% weighted average portfolio) 20 bps 2¢ Equity (~$100 million/year 2025–2028) For each $10 million/year reduction +1¢ 1. Assumes ~390 million shares outstanding for 2028 2. Based on a CPUC / FERC rate base mix of 86% CPUC / 14% FERC and current authorized capital structures

Introduction Wildfire Mitigation Clean Energy Transition Leadership Financial Information Appendix

SCE Key Regulatory Proceedings

	Proceeding	Description	*Next Steps*
Base Rates	**2025 GRC** (A.23-05-010)	Sets CPUC base revenue requirement for 2025–2028. For more information, see the Investor Guide to SCE's 2025 GRC	*Awaiting proposed decision*
Wildfire	**Woolsey Cost Recovery** (A.24-10-002)	Request recovery of $5.4 billion of costs to resolve claims associated with the Woolsey fire and $84 million of restoration costs	*Awaiting scoping memo to set procedural schedule*
	2022 Wildfire Mitigation & Vegetation Management (A.23-10-001)	Requesting approval of ~$384MM of rev. req. for incremental 2022 wildfire mitigation capex and O&M, and incremental 2022 veg. management O&M; Interim rate recovery of $210 million over 17-month period approved by CPUC in July 2024	*Awaiting proposed decision*
	Wildfire Mitigation & Vegetation Management, Catastrophic Events (WMCE) (A.24-04-005)	Requesting approval of $326MM of rev. req. for incremental 2023 wildfire mitigation capex and O&M, incremental 2023 veg. management O&M, cumulative 2019–2023 incremental wildfire covered conductor program capex, storm-related costs associated with certain 2020–2022 events, and certain wildfire liability insurance premium expenses	*Opening Briefs due by March 4, 2025. Reply Briefs may be filed on or before April 1, 2025*

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48Edison International | February 2025 Business Update AppendixIntroduction Financial InformationClean Energy Transition LeadershipWildfire Mitigation Woolsey Cost Recovery Proposed Schedule Event Parties’ Proposed Date1  Application Filed October 8, 2024  Protests and responses November 12, 2024  SCE’s reply to protests November 22, 2024  Prehearing Conference December 20, 2024 Scoping ruling issued Pending Intervenors’ prepared direct testimony June 3, 2025 Rebuttal testimony July 15, 2025 Motion for approval of settlement agreement or joint statement of stipulations & issues August 12, 2025 Status conference regarding evidentiary hearings August 26, 2025 Evidentiary Hearings September 8-12, 2025 Opening Briefs October 24, 2025 Reply Briefs November 21, 2025 Proposed Decision (PD) TBD Final Decision TBD 1. SCE, Cal Advocates, TURN, SBUA, and Wild Tree have agreed on this proposed schedule. Final schedule will be determined by the Assigned Commissioner in their scoping memorandum

Introduction | Wildfire Mitigation | Clean Energy Transition Leadership | Financial Information | Appendix

Earnings Per Share Non-GAAP Reconciliations

Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance

2025 EPS Available to Edison International

	Low	High
Basic EIX EPS	**$5.94**	**$6.34**
Total Non-Core Items[1]	–	–
Core EIX EPS	**$5.94**	**$6.34**

1. Non-core items are presented as they are recorded

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Introduction Wildfire Mitigation Clean Energy Transition Leadership Financial Information Appendix

Use of Non-GAAP Financial Measures

Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (loss) internally for financial planning and for analysis of performance. Core earnings (loss) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (loss) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (loss) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing.

A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation.

EIX Investor Relations Contact

Sam Ramraj, Vice President	(626) 302-2540	Sam.Ramraj@edisonintl.com
Derek Matsushima, Principal Manager	(626) 302-3625	Derek.Matsushima@edisonintl.com

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